UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2005 (February 9, 2005)

United Refining Company

(Exact name of registrant as specified in its charter)

Pennsylvania	333-35083	25-1411751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Bradley Street Warren, Pennsylvania	16365
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (814) 726-4674

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 9, 2005, United Refining Company (the “Company”) issued a press release (the “Press Release”) announcing its intention to commence a private placement offering to eligible purchasers of an additional $25 million principal amount of its 10½% Senior Notes Due 2012 (the “Additional Notes”). The Additional Notes are to be issued under an indenture dated as of August 6, 2004, pursuant to which $200,000,000 of notes of the same series were previously issued. The resale of the Additional Notes in connection with the private placement offering, which is subject to market and other conditions, will be made within the United States only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Act”)) and outside the United States only to non-U.S. investors under Regulation S of the Act.

The Company intends to use the net proceeds from this offering to pay down a portion of its outstanding indebtedness under its revolving credit facility.

The Additional Notes being offered have not been registered under the Act or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state laws. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

99.1	Press Release of the Company, dated February 9, 2005, with respect to the private offering of notes.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 10, 2005	UNITED REFINING COMPANY

	By:	/s/ James E. Murphy
	Name:	James E. Murphy
	Title:	Vice President and Chief Financial Officer